JPMorgan Chase acquires substantial majority of assets and assumes certain liabilities of First Republic Bank May 1, 2023 Exhibit 99

Fortress principles position us to invest through cycles – organically and inorganically

FORTRESS BALANCE SHEET[1]

CET1 capital ratios[2]
Standardized 13.8% | Advanced 13.9%
Total Loss-Absorbing Capacity[2] $488B

Standardized RWA[3] $1.7T
Cash and marketable securities[4] $1.4T
Average loans $1.1T

PROVEN OPERATING MODEL

Complete › **Global** › **Diversified** › **At Scale**

Exceptional client franchises

- **Customer centric** and **easy to do business with**
- **Comprehensive** set of products and services
- Focus on **safety and security**
- **Powerful brands**

Unwavering principles

- **Fortress** balance sheet
- **Risk governance** and **controls**
- **Culture** and **conduct**
- **Operational resilience**

Long-term shareholder value

- Continuously **investing** in the future while maintaining **expense discipline**
- Focus on **customer experience** and **innovation**
- **Employer of choice** for top talent

#1 Leading business positions

- **CCB: #1**
  - U.S. **retail deposits**[5]
  - U.S. **credit card** issuer[6]
  - Primary **Business Bank**[7]
- **AWM: #1**
  - Global **Private Bank**[8]
- **CIB: #1**
  - Global **IB fees**[9]
  - Global **Markets**[10]
  - USD **payments volume**[11]
- **CB: #1**
  - **Multifamily** lender[12]
  - **Middle Market** bookrunner[13]

[1] JPMorgan Chase as of March 31, 2023
For additional footnotes see slide 9

JPMORGAN CHASE & CO.
1

Pre- closing Post- closing² Assets Cash – – Securities³ $29.6 $29.6 Total cash and securities $29.6 $29.6 Loans $172.9 $150.3 Intangibles – 1.1 Other assets 5.0 4.8 Total assets $207.5 $185.8 Liabilities Deposits $92.4 $87.4 FHLB advances 28.1 28.1 Term financing – 50.0 Other liabilities 1.4 2.3 Total liabilities $122.0 $167.8 Transaction overview ¹ Estimated as of April 28, 2023 based on data provided by the FDIC 2 Includes estimated fair value marks and elimination of $5B deposit from JPMorgan Chase. Estimates are subject to refinement, including during purchase accounting measurement period 3 Securities balances reflected at fair value in pre- and post-closing balance sheet 4 Reflects core deposit intangible BALANCE SHEET ($B)1KEY TRANSACTION DETAILS1  JPMorgan Chase acquired substantial majority of assets and assumed certain liabilities of First Republic Bank from the FDIC  $173B of loans and $30B of securities  Approximately $92B of deposits and $28B of FHLB advances  JPMorgan Chase did not assume First Republic Bank’s corporate debt or preferred stock  JPMorgan Chase will make a payment of $10.6B to the FDIC  FDIC will provide loss share agreements with respect to most acquired loans  Single family residential mortgages: 80% loss coverage for seven years  Commercial loans, including CRE: 80% loss coverage for five years Transaction overview Balance sheet restructuring  All regulatory approvals received and the transaction has closed  First Republic branches and offices will open as normal  Committed to treating employees with respect, care and transparency Integration  JPMorgan Chase will repay $25B of deposits from large U.S. banks and eliminate a $5B deposit from JPMorgan Chase on consolidation  FDIC will provide a new $50B five-year fixed-rate term financing 2 4

Transaction assumptions and pro forma impact >$500mm net income accretion¹ Accretive to tangible book value per share CET1 ratio consistent with 1Q24 target of 13.5% IRR > 20% Transaction assumptions  One-time gain of $2.6B post-tax at closing, not including expected restructuring costs of $2.0B over the course of 2023 and 2024  Fair value marks on acquired loans of ~$22B  Average loan mark of 87%  FDIC loss share agreements reduce risk weighting on covered loans  Average risk weighting of ~25%    ¹ Accretion excluding bargain purchase gain in 2023 and restructuring costs expected in 2023 and 2024 3

Transaction rationale Accelerates key growth opportunities  Increases penetration with U.S. high net worth clients  Accelerates U.S. wealth strategy by adding J.P. Morgan wealth centers in attractive locations  Complementary to JPMorgan Chase’s #1 business bank Financially attractive  >$500mm net income accretion1  Tangible book value per share accretive  IRR > 20% High-quality portfolio with additional protection  Strong credit profile supplemented by FDIC loss sharing agreement  Loan portfolio marks supported by due diligence process  Maintains JPMorgan Chase’s fortress balance sheet Contributes to rapid and orderly resolution  First Republic depositors will be backed by the strength of JPMorgan Chase  Lowest cost and most efficient option for the Deposit Insurance Fund  Our capabilities and capital strength enabled a competitive bid ¹ Accretion excluding bargain purchase gain in 2023 and restructuring costs expected in 2023 and 2024 4

Transaction complements J.P. Morgan and Chase franchises, particularly in wealth

FIRST REPUBLIC HAS PRIME LOCATIONS IN CORE JPMORGAN CHASE MARKETS[1]

- JPMorgan Chase branches
- First Republic branches


WA
OR
CA
NV
ID
MT
WY
UT
AZ
San Francisco
Los Angeles
NY
PA
NJ
DE
VT
NH
ME
MA
CT
RI
Boston
New York City

HIGH-QUALITY LOAN PORTFOLIO[2]


Other
8%
CRE
6%
Capital call lines and business
12%
$172.9B
Multifamily
13%
60%
Single family

8 bps of cumulative losses in 37 years[3]

TOP FIRST REPUBLIC MARKETS[4]

	Branches
San Francisco	32
New York	13
Los Angeles	10
Boston	5

Branch footprint overlaps with nearly 50% of J.P. Morgan wealth management balances

For footnotes see slide 9

JPMorgan Chase & Co.
5

Comprehensive due diligence to support transaction assumptions and integration plan  Senior management led due diligence process across business and functional areas  Over 800 JPMorgan Chase employees participated in due diligence  Comprehensive data room review including loan and deposit tapes, with senior management reviewing key findings  Leveraged key learnings and best practices from past acquisitions Due diligence  First Republic clients may bank as usual, and feel confident that their deposits are backed by the strength and security of JPMorgan Chase  Committed to treating employees with respect, care and transparency, using employee redeployment efforts to minimize job losses  First Republic’s platforms and operations will be converted to Chase and J.P. Morgan brands and technology over time:  First Republic clients will gain access to our leading capabilities  Certain First Republic branches will be converted into new J.P. Morgan wealth centers  First Republic’s loan portfolios will be transitioned to JPMorgan Chase’s business segments and technology systems, primarily in CCB and CB  First Republic’s private wealth management platform will become part of J.P. Morgan Advisors Integration plan Consumer Banking Business Banking Lending Fraud & money movement Wealth management & operations Branch network Technology Cyber Compliance Controls Legal Risk Finance Controllers Marketing HR Tax Communications Commercial Banking Real estate Review across business and functional areas 6

Key takeaways Transaction is complementary to J.P. Morgan and Chase franchises Accelerates growth initiatives in U.S. wealth strategy Adds prime locations in affluent markets 2 Expected to generate >$500mm in net income1 Accretive to TBVPS with IRR > 20% Quality portfolio supplemented by additional protection 3 Contributes to the rapid and orderly resolution of First Republic Bank4 ¹ Net income accretion excluding bargain purchase gain in 2023 and restructuring costs expected in 2023 and 2024 Fortress principles allow us to participate in attractive opportunities for shareholders as well as play a constructive role in the banking landscape1 7

Notes on non-GAAP financial measures 1. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement for the first quarter of 2023. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period end divided by common shares at period end. Book value per share was $94.34, $90.29 and $86.16 at March 31, 2023, December 31, 2022 and March 31, 2022, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’ s use of equity 8

Additional notes on slides 1 and 5 Slide 1 – Fortress principles position us to invest through cycles – organically and inorganically 2. Represents the estimated Basel III common equity Tier 1 (“CET1”) capital and ratio and Total Loss-Absorbing Capacity for the current period. Reflects the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9B CECL capital benefit is being phased out at 25% per year over a three-year period. As of March 31, 2023, CET1 capital and Total Loss-Absorbing Capacity reflected the remaining $1.4B CECL benefit; as of December 31, 2022 and March 31, 2022, CET1 capital reflected a $2.2B benefit. Refer to Capital Risk Management on pages 86-96 of the Firm’s 2022 Form 10-K for additional information 3. Standardized risk-weighted assets (“RWA”). Estimated for the current period 4. Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes the Firm’s average eligible HQLA, other end-of-period HQLA-eligible securities which are included as part of the excess liquidity at the Bank that are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR under the LCR rule, and other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 97-104 of the Firm’s 2022 Form 10-K for additional information 5. Federal Deposit Insurance Corporation (FDIC) 2022 Summary of Deposits survey per S&P Global Market Intelligence applies a $1 billion deposit cap to Chase and industry branches for market share. While many of our branches have more than $1 billion in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC 6. Based on 2022 sales volume and loans outstanding disclosures by peers (American Express Company (AXP), Bank of America Corporation, Capital One Financial Corporation, Citigroup Inc. and Discover Financial Services) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, Citi Retail Cards, and Commercial Card 7. Barlow Research Associates, Primary Bank Market Share Database as of 4Q22. Rolling 8-quarter average of small businesses with revenues of more than $100,000 and less than $25 million 8. Euromoney 9. Dealogic as of January 2, 2023 10. Coalition Greenwich Competitor Analytics (preliminary for FY22). Market share is based on JPMorgan Chase’s internal business structure and revenue. Ranks are based on Coalition Index Banks for Markets 11. Based on third-party data 12. S&P Global Market Intelligence as of December 31, 2022 13. Refinitiv LPC, full year 2022 Slide 5 – Transaction complements J.P. Morgan and Chase franchises, particularly in the affluent space 1. Branch data source: S&P Global Market Intelligence 2. First Republic data as of April 13, 2023 as provided by the FDIC 3. As of December 31, 2022. Reflects cumulative losses on all loans originated since 1985 4. Reflects First Republic’s top MSAs; Source: S&P Global Market Intelligence 9

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs- web.com/financial-information/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 10